Exhibit 99.1

Investor Update Call August 2023

Forward-looking Statements This presentation contains statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the company’s expected future performance (including expected results of operations and financial guidance), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position. Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The factors that may affect the company’s results include, among others: the overall impact of the global supply chain complexities on the company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the company’s reliance on suppliers, subcontractors and availability of raw materials and other components; the company’s ability to improve its operating performance and its cash, liquidity and financial position; the company’s ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness; the company’s ability to comply with the covenants contained in the agreements governing its debt; the company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges; the ultimate impact of infectious disease outbreaks and other public health emergencies, including further adverse effects to the company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations; the company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives; the success of the company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business; the impact of a cybersecurity breach or operational failure on the company’s business; the company’s ability to attract, retain and motivate key employees; the company’s reliance on suppliers, subcontractors and availability of raw materials and other components; changes in the company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; the company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances; the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the company’s favor at the lower court level in May 2022) and the merger/squeeze-out; the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit; the impact of competitive pressures, including pricing pressures and technological developments; changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the war between Russia and Ukraine and the tension between the U.S. and China), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the company’s operations; the company’s ability to maintain effective internal controls; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the company’s ability to comply with applicable laws and regulations; and other factors included in the company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022. Except to the extent required by applicable law or regulation, the company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. DIEBOLD NIXDORF | 2

Use of non-GAAP Financial Information To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, adjusted diluted earnings per share, free cash flow (use) and unlevered free cash flow (use), net debt, EBITDA, adjusted EBITDA and constant currency results. The company calculates constant currency by translating the prior year results at current year exchange rates. The company uses these Non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the company uses these Non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing these Non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The company also believes these Non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its Non-GAAP financial measures are specific to the company and the Non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditure and working capital requirements. We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development, changes in cash of assets held for sale and the use of cash for M&A and the legal settlement for impaired cloud implementation costs, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet and paying dividends. Unlevered free cash flow (use) provides incremental visibility into the company’s liquidity by excluding cash used for interest payments from free cash flow (use). For more information, please refer to the section, “Notes for Non-GAAP Measures.” DIEBOLD NIXDORF | 3

Investor Community Update Completed financial restructuring and emerged as a stronger company with a recapitalized balance sheet, enhanced liquidity position, and a solid foundation for long-term success Delivered strong second quarter financial results with meaningful year-over-year improvements in revenue and profitability while maintaining and growing customer relationships Focused on operational execution to 1) capitalize on significant product backlog, 2) normalize working capital, 3) reduce costs & improve efficiency, and 4) improve EBITDA-to-FCF conversion and quality of earnings Well-positioned to execute against our full-year outlook(1) and deliver best-in-class products and services to leading global banks and retailers (1) Based on 5/30/2023 Cleansing Materials FY23E Base Case Adj. EBITDA of $402 million and Risk-Adjusted Adj. EBITDA of $348 million DIEBOLD NIXDORF | 4

Emerging and Relisting DIEBOLD NIXDORF | 5

Key Investment Highlights Emerging from the restructuring process as a stronger company focused on operational execution and customer satisfaction Strong secular growth drivers around cash recycling, branch transformation and new checkout journeys support demand in Banking and Retail Product backlog levels provides secured demand / coverage for Product revenue the next 12-18 months ~70% of annual Services revenue is recurring – provides stability and predictability Blue-chip customer base consisting of long-standing relationships with the leading global financial institutions and retailers Continuous improvement mindset across the company to optimize the operating model, drive efficiencies, and maximize cash flow conversion DIEBOLD NIXDORF | 6

Stronger BUDINESS Post-Restructuring Process “Legacy” Diebold Nixdorf “Post-Emergence” Diebold Nixdorf Revamped balance sheet, cash flow profile, and supply chain… Materially De-levered ~$2.6 billion gross debt $1.25 billion gross debt(1) Capital Structure ~$2.3 billion net debt ~$700 million net debt(2) ~8.5x FY22A net leverage(3) ~1.7x—~2.0x FY23E net leverage(4) Dramatically Improved ~$250 million annual interest expense ~$150 million annual interest expense Cash Flow Profile Weak EBITDA-to-cash conversion Focus on driving cash EBITDA growth Robust Liquidity Challenged liquidity position with cash below Strong liquidity with cash in excess of Position target minimum levels prior to filing $500 million as of June 2023 Normalized Vendor Stretched accounts payable, with DPO in Significant paydown of trade post-filing to Relationships excess of 100 days prior to filing normalized, sustainable levels …enables Diebold Nixdorf to better leverage its strong foundation to drive shareholder value (1) Expected gross debt level post-emergence. (2) Calculated based on gross debt of $1.25 billion and cash and short-term investments of $552.8 million. (3) Calculated based on FY2022A Adj. EBITDA of $265 million and cash and short-term investments of $343.7 million. (4) Based on 5/30/2023 Cleansing Materials FY23E Base Case Adj. EBITDA of $402 million and Risk-Adjusted Adj. EBITDA of ~$348 million and Q2 2023 cash and short-term investments. Diebold Nixdorf has a solid foundation with world-class technology, a leading market position, and strong customer relationships. The debt restructuring removes the capital structure overhang that has been inherent since the acquisition of Wincor Nixdorf and best positions Diebold Nixdorf to leverage its core competencies to drive immediate and long-term value creation. DIEBOLD NIXDORF | 7

Post-Emergence Debt Structure Post-Petition Capital Structure ($M) $1,250 2023 2024 2025 2026 2027 2028 2029+ Debt restructuring eliminated ~$2.8 billion of near-term 2023-2026 debt maturities Highlights of Exit Financing • Maturity: 5 years from emergence date • Pricing: SOFR + 7.50% • Call Protection: • 1.00% if prepaid using proceeds of indebtedness incurred under the Accordion Basket • 5.00% if prepaid using proceeds from any other indebtedness on or prior to 1.5 years after the emergence date • Accordion Basket: Capacity for a $200M Revolving Credit Facility subject to a 1:1 cash paydown of the Exit Term Loan DIEBOLD NIXDORF | 8

New Diebold Nixdorf Equity Profile DBD Equity Profile “Legacy” Diebold “New” Diebold Nixdorf Nixdorf Ticker NYSE: DBD NYSE: DBD Common Shares 79,610,478 37,566,668 Relisting Overview • The overwhelming support of Diebold Nixdorf’s post-restructuring shareholder base enabled the Company to complete an expedited, highly consensual deleveraging • The shareholder base is anchored by long-term, value-oriented institutional investors who have demonstrated their belief in our company and the strong value we provide banks and retailers • Backstopping the $1.25 billion Exit Term Loan • Equitizing over $2.1 billion of Secured Debt • Diebold Nixdorf’s common stock has resumed trading on the NYSE under the ticker ‘DBD’ DIEBOLD NIXDORF | 9

Second Quarter Earnings DIEBOLD NIXDORF | 10

Second Quarter 2023 Highlights Revenue ($M)(1) Gross Profit ($M)(1) Adjusted EBITDA ($M)(2) Adjusted EBITDA Margin (%)(2) +$71M YoY +$18M YoY +$13M YoY Favorable +8.4% +8.6% +18.9% +80 bps $917 $84 $228 9.2% $846 $71 $210 8.4% Q2-22 Q2-23 Q2-22 Q2-23 Q2-22 Q2-23 Q2-22 Q2-23 Banking Segment Overview Retail Segment Overview APAC & MEA APAC & MEA Americas ATM Shipment Units ~15% SCO Shipment Units ~10% ~10% Up 2.1k units YoY (+16%) Up 2.1k units YoY (+37%) ATM Revenue Units 2Q23 SCO Revenue Units 2Q23 Americas Revenue(3) Up 4.4k units YoY (+42%) Revenue ~60% Up 1.9k units YoY (+36%) ATM cBase $665M $252M Europe Europe SCO cBase ~80% Mix shift to recyclers ~25% Continued sequential quarter growth (1) Presented on a non-GAAP basis. Please refer to supplemental slides for additional information. (2) Represents a non-GAAP metric. Please refer to supplemental slides for additional information. (3) Excludes the results of the non-core European retail business that is held for sale. DIEBOLD NIXDORF | 11

Accelerating Backlog Conversion into Revenue FY22 – FY23 Quarterly Backlog(1) Trend $3.0 $500 $2.5 $400 M) $ B) $( ( $2.0 $300 $1.5 $1.4 $1.5 $1.4 $1.4 $1.4 Revenue Backlog $1.2 $200 $1.0 Product Product Total $0.5 $100 Total $- $0 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 • Strong product backlog conversion leads to higher service attach opportunity evidenced by several notable recent wins • Secured an ATMaaS agreement valued at nearly $5 million with a major French financial institution • Won a service and support agreement valued at more than $8 million with one of the largest private banks in Turkey • Retail service activity is strong with a five-year, $24 million agreement with a major supermarket chain in Great Britain, and a three-year, $9 million agreement covering a major retailer’s 1,500 stores in Spain (1) Product revenue backlog is inclusive of (1) hardware revenue and (2) associated software license revenue Backlog Overview • Strong historical order performance coupled with supply chain headwinds that impacted our ability to deliver product has created an elevated backlog • Our customer base has remained committed to Diebold Nixdorf and our industry-leading solutions • Going forward, one of Diebold’s primary objectives is to accelerate the conversion of backlog by strengthening alignment across business units and streamlining our supply chain process / infrastructure • As we execute on this initiative, our long-term goal is normalized backlog that approaches 2-2.5 quarters of product revenue DIEBOLD NIXDORF | 12

Q2 2023 Banking Financial Performance Banking Segment Revenue ($M) YoY Service Product Growth $689 $665 12.7% $590 $580 $593 $294 $265 31.8% $201 $200 $212 Revenue $389 $380 $395 $381 $400 2.8% Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 • Higher ATM volumes primarily drove the YoY improvement in product revenue • Service revenue YoY benefited from both increased service installation and higher software delivery revenue Banking Segment Gross Profit ($M) Service Product $156 $165 $148 $144 $141 $30 $26 $38 $53 $28 Gross Profit $118 $118 $118 $113 $112 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Product GM% 14.8% 12.8% 12.8% 13.4% 20.0% Service GM% 30.2% 31.0% 30.0% 29.5% 27.9% 25.0% 24.7% 22.7% 23.7% 24.8% Total GM% • Product margin improvement driven by the impact of price adjustments and benefits from lower logistics costs • Service margins impacted in the second quarter by additional resource costs in North America as we transition to improved delivery model DIEBOLD NIXDORF | 13

Q2 2023 Retail Financial Performance Retail Segment Revenue ($M)(1) YoY Service Product Growth $275 $256 $260 $252 (1.3)% $225 $121 $140 $127 $117 $95 (2.8)% Revenue $135 $130 $135 $133 $135 Flat Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 • Higher SCO revenue in Q2-23 offset by lower EPOS volumes and third-party revenue compared to Q2-22 • Service revenue YoY is down slightly as higher service contract revenue was offset by lower software delivery revenue (1) Excludes the results of the non-core European retail business that is held for sale. Retail Segment Gross Profit ($M)(1) Service Product $68 $69 $62 $63 $56 $23 $21 $27 $21 $14 Gross Profit $41 $42 $45 $42 $42 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Product GM% 17.8% 14.8% 16.0% 20.8% 18.2% Service GM% 30.3% 32.1% 33.6% 31.6% 31.0% Total GM% 24.4% 24.8% 24.6% 26.3% 25.0% • Product margin is up 40 bps compared to Q2-22 primarily due to favorable mix of SCO units • Service margins favorable YoY due to the benefit of earlier cost savings initiatives and growth in SCO cBase DIEBOLD NIXDORF | 14

Q2 Year-to –date Performance vs Prior Year & Outlook(1) Q2 YTD 2023 vs. Q2 YTD 2022 Revenue ($M)(2) Gross Margin (%)(2) +$101M YoY Favorable +100 bps $1,771 24.7% $1,670 23.7% YTD Q2-22 YTD Q2-23 YTD Q2-22 YTD Q2-23 Operating Expense ($M)(2) Adjusted EBITDA ($M)(3) Favorable +$62M YoY $28M YoY +73% down 7.9% $148 $345 $86 $317 YTD Q2-22 YTD Q2-23 YTD Q2-22 YTD Q2-23 (1) Based on 5/30/2023 Cleansing Materials FY23E Base and Risk-Adjusted Cases (2) Presented on a non-GAAP basis. Please refer to supplemental slides for additional information. (3) Represents a non-GAAP metric. Please refer to supplemental slides for additional information. Q2 YTD 2023 vs. Q2 YTD 2023 Outlook(1) Q2 2023 Q2 2023 YTD Actuals YTD Outlook(1) Total Revenue(2) $1.77B ~$1.70—$1.75B Gross Profit(2) $437M ~$409—$427M Adjusted EBITDA(3) $148M ~$128—$138M DIEBOLD NIXDORF | 15

Supplier Operational Trends Days Payable Outstanding Trend Overview • Throughout the course of 2023, Diebold Nixdorf has reduced its 140 DPO from a high of 113 days to 83 days via increased 118 117 116 120 112 113 operational discipline and proceeds from the DIP Facility 106 108 104 99 100 95 • Expect to manage to a DPO target of 75 days on a go-forward 91 87 83 basis with the goal of strengthening global supplier relationships 80 75 • The company continues to evaluate and implement procurement 60 optimization initiatives to support supplier relationships and 40 reduce supply chain costs 20 • Stabilized DPO provides an opportunity to improve both input pricing terms and delivery schedules from its suppliers, which 0 translates directly to improved customer service and margin profile DIEBOLD NIXDORF | 16

Free Cash Flow Quarterly Free Cash Flow ($M)(1) AP Normalization Deferred Revenue Transaction Fees Other Cash Uses $84 Levered ($135) Free Cash ($89) Flow ($101) ($76) ($180) ($37) ($6) ($253) ($253) Q2-23 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Breakdown Cash and Cash $281 $143 $344 $263 $553 Equivalents(2) ($M) Cash and cash equivalents(2) at the end of the year expected to exceed $600M 1) Non-GAAP metric. See “Supplemental Slides” for additional information. 2) Includes short term investments Free Cash Flow Overview • Free cash use in 2Q-23 of $253M driven by a number of items that are not expected to recur at the same rate post-emergence • Accounts payable use of $135M related to vendor normalization using DIP proceeds • Outsized deferred revenue recognition of $76M, working down from significantly higher than normal levels at the beginning of 2023 • Costs related to the debt restructuring transaction • The remaining operational cash use in the quarter of $6M is slightly below breakeven • Significant free cash flow generation expected in 2H23, primarily concentrated in the fourth quarter, driven by: • Higher Q4-23 EBITDA relative to Q1-Q3 • Significant reduction in inventory days on hand, primarily driven by accelerating conversion of backlog • Modest improvement in days sales outstanding, driven by collections rigor • Normal seasonal prepayments of service renewals DIEBOLD NIXDORF | 17

2023 Performance Outlook Full Year Full Year Key Details 2022 Actuals 2023 Outlook • Factory confirmed orders for the year of 97% for ATM units and 82% for SCO ATM: 49k ATM: ~60k units support revenue unit outlook Revenue Units SCO: 22k SCO: ~35k • Mix shift developing in Retail towards SCO units as customers accelerate EPOS: 126k EPOS: ~134k transition to self-service solutions • At the midpoint, represents ~7.5% year-over-year growth • Capitalize on long-term growth drivers around self-service and automation Total Revenue $3.46B ~$3.65—$3.8B • Grow recurring, higher-value revenue through service attachments to our products • Consistent with 5/30/2023 cleansing models Adjusted EBITDA1,2 $265M ~$348—$402M • Continued focus on Gross Margin expansion and driving internal efficiency • Focused on improving EBITDA-to-FCF conversion and quality of earnings 1) Non-GAAP metric. See “Supplemental Slides” for additional information. 2) With respect to the company’s adjusted EBITDA outlook for 2023, it is not providing a reconciliation to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP. DIEBOLD NIXDORF | 18

Actions to Support Our 2024 Outlook and Beyond Capitalize on the industry-wide secular growth drivers around branch transformation and cash recycling in Banking and customer self-service journeys in Retail Key programs (initial list) are focused on driving P&L / cashflow improvements across the five strategic pillars Achieve the Reduce SG&A Shrink Working Deliver Customer Service Strengthen our Culture Revenue Plan and Spend Capital Cycle Improvements Optimize Cash Inventory Controls and Services Margin Strong Governance Backlog to Revenue Global Operating Model Vendor / Supplier Optimization leveraging Framework Led by Acceleration Program Improvements Management ACDE analytics Board of Directors Rigorous 2024 Annual Finance, Shared Services More Linear Months cBase Growth Retain, Acquire and Operating Plan (AOP) and IT Infrastructure Stabilizing Working Acceleration Develop Top Talent Process Optimization Capital The company will implement a Transformation Management Office to govern across the program framework DIEBOLD NIXDORF | 19

Supplemental Slides DIEBOLD NIXDORF | 20

Reconciliation of GAAP results to Non-GAAP Results – Q2-23 ($M) Q2 2023 Q2 2022 Net Gross % of % of Net Gross % of % of Sales Profit Sales OPEX OP Sales Sales Profit Sales OPEX OP Sales GAAP results $ 922.2 $225.2 24.4% $229.1 $ (3.9) (0.4)% $851.7 $160.8 18.9% $252.3 $ (91.5) (10.7)% Restructuring and transition - personnel 3.6 (0.4) 4.0 12.8 (51.7) 64.5 Transformation - other 0.3 (14.3) 14.6 0.3 (13.5) 13.8 Refinancing related costs (30.5) 30.5 Held for sale non-core European retail business (4.9) (1.2) (4.1) 2.9 (5.7) 0.5 (4.8) 5.3 Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) (18.0) 18.0 (17.6) 17.6 Non-routine income/expense: Legal/deal expense (2.8) 2.8 (0.8) 0.8 Crisis in Ukraine costs (1.2) 1.2 Inventory charge for legacy products 34.4 34.4 Other 0.8 (0.8) 1.1 0.3 0.8 Other impairment (1.8) 1.8 (5.4) 5.4 Non-routine (income) expenses, net (3.8) 3.8 35.5 (7.1) 42.6 Non-GAAP results $ 917.3 $227.9 24.8% $ 158.0 S 69.9 7.6% $ 846.0 $209.9 24.8% $157.6 $ 52.3 6.2 % Restructuring and transition—personnel expenses incurred during 2023 and 2022 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of thirdparties assisting with the execution of the program are categorized as Transformation—other. Refinancing related costs incurred in the first six months of 2023 are advisor fees for the Company’s ongoing restructuring process to optimize the capital structure that do not qualify for capitalization. Held for sale non-core European retail business amounts are the results of a majority-owned business that the company is committed to sell, that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) expense is taken against the intangible assets established in purchase accounting as management believes that this is useful information. Legal/deal expense primarily relates to third-party expenses and fees paid by the company for M&A activity. Crisis in Ukraine costs primarily relate to humanitarian efforts for our employees and their families, as well as expenses incurred in connection with the economic sanctions levied and steps taken to-date to liquidate our Russian distribution subsidiary. North America ERP impairment was the result of the decision made by management to indefinitely suspend ERP implementation. Inventory charge for legacy products relates to excess and obsolete inventory as a result of a decision to streamline the Company’s product portfolio. Russia/Ukraine impairment relates to the charges taken against trade receivables from customers in the region that are doubtful to be collected, inventory specific to customers in the region and various other assets not recoverable. DIEBOLD NIXDORF | 21

Reconciliation of GAAP results to Non-GAAP Results—YTD Q2-23 ($M) YTD 6/30/2023 YTD 6/30/2022 Net Gross % of % of Net Gross % of % of Sales Profit Sales OPEX OP Sales Sales Profit Sales OPEX OP Sales GAAP results $1,780.3 $434.5 24.4% $440.5 $ (6.0) (0.3)% $1,681.5 $ 346.1 20.6% $521.0 $(174.9) (10.4)% Restructuring and transition - personnel 4.2 (7.6) 11.8 12.8 (51.7) 64.5 Transformation - other 0.6 (21.2) 21.8 0.3 (13.5) 13.8 Refinancing related costs (44.6) 44.6 Held for sale non-core European retail business (9.7) (1.8) (8.4) 6.6 (11.1) 1.4 (10.3) 11.7 Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) (35.7) 35.7 (36.1) 36.1 Non-routine income/expense: Crisis in Ukraine costs (2.5) 2.5 Legal/deal expense (3.0) 3.0 (1.9) 1.9 North America ERP impairment (38.4) 38.4 Inventory charge for legacy products 34.4 34.4 Russia/Ukraine impairment (16.8) 16.8 Other (0.2) 0.1 (0.3) 0.9 0.1 0.8 Other impairment (2.7) 2.7 (5.4) 5.4 Non-routine (income) expenses, net (0.2) (5.6) 5.4 35.3 (64.9) 100.2 Non-GAAP results $1,770.6 $ 437.3 24.7% $3174 S 119.9 6.8% $1,670.4 S 395.9 23.7 %S 344.5 $ 514 3.1% YTD 6/30/2023 YTD 6/30/2022 Net Gross % of % of Net Gross % of % of Sales Profit Sales OPEX OP Sales Sales Profit Sales OPEX OP Sales GAAP results $1 ,780.3 $ 434.5 24.4 o/o $ 440.5 $ (6.0) (0.3)% $1 ,681.5 $346.1 20.6% $ 521.0 $(174.9) (1 0.4)% Restructuring and transition -personnel 4.2 (7.6) 11.8 12.8 (51 .7) 64.5 Transformation—other 0.6 (21.2) 21.8 0 ..3 (13.5) 13.8 Refinancing related costs (44.6) 44.6 Held for sale non-core European retail business (9.7) (1.8) (8.4) 6.6 (11 .1) 1.4 (10.3) 11 .7 Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) (35.7) 35.7 (36.1) 36.1 Non-routine income/expense: Crisis in Ukraine costs (2.5) 2.5 Legal/deal expense (3.0) 3.0 (1.9) 1.9 North America ERP impairment (38.4) 38.4 Inventory charge for legacy products 34.4 34.4 Russia/Ukraine impairment (16.8) 16.8 Other (0.2) 0.1 (0.3) 0.9 0.1 0.8 Other impairment (2.7) 2.7 (5.4) 5.4 Non-routine (income) expenses, net (0.2) (5.6) 5.4 35.3 (64.9) 100.2 Non-GAAP results $1 ,770.6 $ 437.3 24.7 o/o $317.4 $ 119.9 6.8% $1 ,670.4 $ 395.9 23.7% $344.5 $ 5 1.4 3.1 % DIEBOLD NIXDORF | 22

Reconciliation of Free Cash Flow ($M) Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Net cash (used) provided by operating activities (GAAP measure) (80.4) (176.2) 94.9 (95.9) (241.7) Excluding the impact of changes in cash of assets held for sale and the use of cash for M&A activities — 3.4 (1.6) 6.5 (0.7) Excluding the use of cash for the settlement of foreign exchange derivative instruments 0.7 (0.1) — — -Excluding the use of cash for the legal settlement related to the impaired cloud-based ERP implementation fees 5.0 5.6 5.6 — -Capital expenditures (4.1) (5.7) (10.6) (5.7) (5.5) Capitalized software development (9.8) (6.6) (4.7) (5.4) (5.4) Free cash flow/(use) (non-GAAP measure) (88.6) (179.6) 83.6 (100.5) (253.3) Add back: cash interest 27.9 63.9 81.2 25.5 19.6 Unlevered free cash flow (use) (Non-GAAP measure) $ (60.7) $ (115.7) $ 164.8 $ (75.0) $ (233.7) We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development, changes in cash of assets held for sale and the use of cash for M&A and the legal settlement for impaired cloud implementation costs, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet and paying dividends. Unlevered free cash flow (use) provides incremental visibility into the company’s liquidity by excluding cash used for interest payments from free cash flow (use). DIEBOLD NIXDORF | 23

2Q-23 Reconciliation of GAAP net loss to EBITDA and Adjusted EBITDA ($M) YTD YTD TTM 6/30:2023 Q2 2023 Q2 2022 6/30:2023 6/30:2022 (non-GAAP) Net loss S (077.3} 5 (199.1) $(708.8) $ (383.0) 5 (991.4) Income tax expense (24.8) 64.2 (3.7) 115.1 30.4 Interest income (3.3) (1.0) (5.0) (2.3) (12.7) Interest expense 69.7 49.6 151.6 97.7 253.1 Loss on refinancing 32.1 Depreciation and amortization 31.1 32.2 60.5 65.2 121.3 EBITDA (604.6) (544) (585.4) (107.3) (567.2) Share-based compensation 0.8 5.2 2.1 6.9 8.6 Amortization of cloud-based software implementation costs 0.8 0.5 1.7 1.0 3.2 Foreignexchangeloss.net (1.5) (2.3) 9.1 2.4 14.5 Miscellaneousgain.net (3.5) (4.6) (6.1) (7.2) (1.1) Equity in loss of unconsolidated subsidianes 0.6 1.7 0.7 2.4 (3.9) Restructuring and transformation expenses 18.6 77.5 33.6 77.5 79.5 Refina ncing related costs 30.5 44.6 76.6 Non-routine (income) expense, net 3.8 42.6 5.4 100.2 59.6 Held for sale non-ccre European retail business 2.6 4.4 6.2 9.9 21.7 Reorganization items, net 636.2 636.2 636.2 Adjusted EBITDA $ 84.3 ~ $ 70.9 ~ $ 148.1 $ 85.8 $ 327.7~~ Adjusted EBITDA as a % of revenue 9.2% 8.4% 8.4% 5.1% 9.3% The company defines EBITDA as net loss excluding income tax benefit/expense, net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses, the adjusted EBITDA loss of our held for sale noncore European retail business, and reorganization items, net as outlined in Note 1 of the Non-GAAP measures in 2Q-23 earnings press release. The company excluded the amortization of Wincor Nixdorf purchase accounting intangible assets from non-routine expenses, net in the Adjusted EBITDA reconciliation. Deferred financing fee amortization is included in interest expense; as a result, the company excluded from the depreciation and amortization caption. Depreciation and amortization expense was excluded from Held for sale non-core European retail business. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. Reorganization items, net include all income, expenses, gains, or losses that are incurred or realized as a result of the bankruptcy proceedings. Additionally, $0.8 of restructuring-related share-based compensation activity was excluded from restructuring and transformation expenses for the three and six months ended June 30, 2022 These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP. DIEBOLD NIXDORF | 24

1Q-23 Reconciliation of GAAP net loss to EBITDA and Adjusted EBITDA ($M) YTD TTM 3/31/2023 Q1 2023 Q1 2022 12/31/2022 (Non-GAAP) Net loss 5 (111.5} J (133.9} 5 (585.6) 5 (513.2} Income tax expense 21.1 50.9 149.2 119.4 Interest income (1.7} {1.3} (10.0) (10.4) Interest expense 81.9 48.1 199.2 233.0 Loss on refinancing 32.1 32.1 Depreciation and amortization 29.4 33.0 128.0 122.4 ebitda “tai ( (167} Share-based compensation 1.3 1.7 13.4 13.0 Amortization of cloud-based software implementation costs 0.8 0.5 2.5 2.8 Foreign exchange loss.net 10.6 4.7 7.8 13.7 Miscellaneous gain, net (2.6) (2.6) (2.2} (2.2} Equity in loss of unconsolidated Subsidiaries 0.1 0.7 (2.2} (2.8) Restructuring and transformation expenses 15.0 123.4 138.4 Refinancing related costs 14.1 32.0 46.1 Non-roubne (income) expense, net 1.6 57.6 154.4 98.4 Held for sale non-core European retail business 3.6 5.6 25.4 23.4 Adjusted EBITDA $ 63.7 ~ $ 15.0 ~ $ 265.4 ~ $ 314.1 Adjusted EBITDA as a % of revenue 7.5% 1.8% 7.7% 9.1%The company defines EBITDA as net loss excluding income tax benefit/expense, net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses and the adjusted EBITDA loss of our held for sale non-core European retail business, as outlined in Note 1 of the Non-GAAP measures. The company excluded the amortization of Wincor Nixdorf purchase accounting intangible assets from non-routine expenses, net in the Adjusted EBITDA reconciliation of $17.7 and $18.5 for the three months ended March 31, 2023 and 2022, respectively. Deferred financing fee amortization is included in interest expense; as a result, the company excluded from the depreciation and amortization caption $13.6 and $4.3 for the three months ended March 31, 2023 and 2022, respectively. $0.1 and $0.8 depreciation and amortization expense was excluded from Held for sale non-core European retail business for the three months ended March 31, 2023 and 2022, respectively. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP. DIEBOLD NIXDORF | 25